================================================================================

                                 UNITED STATES
                       SECURTIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): April 6, 1998 (April 1, 1998)

                         HEALTHY PLANET PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                       1-13048                 94-2601764
----------------------------     ------------------------   --------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

               1700 Corporate Circle
               Petaluma, California                                 94954
     ----------------------------------------                     ----------
     (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (707) 778-2280

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================

Item 6.  Resignation of Registrant's Directors.

         On April 1, 1998, Mr. Robert Fagenson resigned as a member of the Registrant's Board of Directors. Mr. Fagenson's resignation was not due to any dispute or disagreement with the Company, but, rather, related to new duties and responsibilities which Mr. Fagenson would be assuming as Vice Chairman of the New York Stock Exchange.

                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTHY PLANET PRODUCTS, INC.


                                            By: /s/ Bruce A. Wilson
                                               -------------------------------
                                               Bruce A. Wilson, President, Chief
                                               Executive, Chief Operating and
                                               Chief Financial Officer

Date: April 6, 1998


                                      -2-